LEASE AGREEMENT

     1. PARTIES: This Lease Agreement (hereinafter referred to as the "Lease) is made this ____ day of _____________, 1999, by and between CAMBRIDGE MANAGEMENT ASSOCIATES, A NEW JERSEY GENERAL PARTNERSHIP (hereinafter referred to as "Landlord") and BE FIRST INTERNET CORPORATION (hereinafter referred to as the "Lessee"), duly organized and existing under the laws of the State of Florida.

     2. PREMISES: Landlord, for and in consideration of the rent to be paid and the covenants to be performed by Lessee, as hereinafter set forth, does hereby lease, demise and let unto Lessee that portion of the building known as Westlinks III, 12751 Westlinks Drive, Ft. Myers, FL, (hereinafter referred to as the "Building") consisting of 3,200 square feet of rentable area as determined by typical BOMA standards and as outlined on the diagram attached hereto and marked as Exhibit "A", known as Unit 3, (hereinafter referred to as the "Premises").

     3. TERM: The term of this Lease shall be for a period of three (3) years and two (2) months commencing on August 1, 1999 or when premesis are "substantially completed" as defined below (hereinafter referred to as the "Commencement Date"), and terminating on September 30, 2002 (hereinafter referred to as the "Termination Date"). If the Commencement date is other than August 1, 1999, then Landlord and Lessee shall confirm the Commencement Date and Termination Date in writing within fifteen (15) days of the Premises being ready for occupancy, which shall thereafter be considered to be binding upon both Landlord and Lessee.

     4. LANDLORD CONSTRUCTION: Landlord will, at its own expense, cause the Premises to be completed in the manner set forth in Exhibit "A", and the same will be ready for occupancy on the Commencement Date. The Premises shall be deemed ready for occupancy when the work being performed therein is substantially completed. The term "substantially completed" shall be construed to mean the issuance of a Certificate of Occupancy by the appropriate governmental authority and such completion as shall enable Lessee to reasonably and conveniently use and occupy the Premises for the conduct of its ordinary business, even though minor details, decorations and mechanical adjustments (hereinafter referred to as "Punch List Items") remain to be completed by the Landlord.

     5. RENT:

          (a) Minimum Rent:

               (1) From the Commencement Date for a period of two (2) months, Lessee shall occupy the Premises free of Minimum Rent.

               (2) From two (2) months after the Commencement Date for a period of one (1) year, Lessee shall pay to Landlord as yearly rent the sum of Twenty-Eight Thousand Dollars and No Cents ($28,000.00), payable in advance, without setoff or deduction, except as otherwise provided by law, on the first business day of each calendar month in equal monthly installments of Two Thousand Three Hundred Thirty-Three Dollars and Thirty-Four Cents ($2,333.34), triple net as set forth below. The first installment of rental shall be payable at the time of occupancy under this Lease.

               (3) From fourteen (14) months after the Commencement Date for a period of one (1) year, Lessee shall pay to Landlord as yearly rent the sum of Twenty-Nine Thousand Six Hundred Dollars and No Cents ($29,600.00), payable in advance, without setoff or deduction, except as otherwise provided by law, on the first business day of each calendar month in equal monthly installments of Two Thousand Four Hundred Sixty-Six Dollars and Sixty-Seven Cents ($2,466.67), triple net as set forth below.

               (4) From twenty-six (26) months after the Commencement Date for a period of one (1) year, Lessee shall pay to Landlord as yearly rent the sum of Thirty-One Thousand Two Hundred Dollars and No Cents ($31,200.00), payable in advance, without setoff or deduction, except as otherwise provided by law, on the first business day of each calendar month in equal monthly installments of Two Thousand Six Hundred Dollars and No Cents ($2,600.00), triple net as set forth below.

     In the event the term of this Lease commences on a day other than the first business day of a calendar month, Lessee shall pay to Landlord, on or before the Commencement Date of the term, a pro-rata portion of the monthly installment of rent, such pro-rata portion to be based on the number of days remaining in such partial month after the Commencement Date of the term. All Minimum Rent and Additional Rent including Maintenance and Operation Expenses shall be subject to Florida state sales tax.

          (b) Additional Rent: Whenever, under the term of this Lease, any sum of money is required to be paid by Lessee in addition to the rental herein reserved and said additional amount so to be paid is not designated as "additional rent", then said amount shall, nevertheless, at the option of Landlord if not paid when due, be deemed "additional rent" and shall be collectible as such with any installment of rent thereafter falling due hereunder. Nothing herein contained shall be deemed to suspend or delay the payment of any sum at the time the same becomes due and payable hereunder or shall limit any other remedy of Landlord.

          (c) Place of Payment of Rent and Additional Rent: All payments of rent and additional rent shall be paid when due without demand at the office of Cambridge Management Associates, 840 N. Lenola Road - Unit 1, Moorestown, NJ 08057, or at such


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


     other place as Landlord may from time to time direct in writing. All checks shall be made payable to CAMBRIDGE MANAGEMENT ASSOCIATES.

          (d) Security Deposit: Landlord acknowledges receipt upon the execution hereof from the Lessee the sum of Two Thousand Dollars and No Cents ($2,000.00), to be held as collateral security for the payment of any rentals and other sums of money payable by Lessee under this Lease, and for the faithful performance of all other covenants and agreements of Lessee hereunder; the amount of said security deposit is to be repaid to lessee within thirty (30) days after the termination of this Lease and any renewal thereof, provided Lessee shall have made all such payments and performed all such covenants and agreements as provided for herein and provided Lessee has not defaulted under the terms and conditions of this Lease. Upon any default of Lessee hereunder, all or part of said security deposit may, at the Landlord's sole option, be applied on account of such default, and thereafter, Lessee shall promptly restore the resulting deficiency in said security deposit, and said security deposit shall be deemed to be the property of Landlord.

     6. PEACEFUL POSSESSION: The Landlord covenants that the Lessee, on paying the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised Premises for the term aforesaid. Landlord agrees that the adjacent space will not be leased to any lessee that will unreasonably interfere with Lessee's ability to conduct its business.

     7. SERVICES:

          (a) Utility Services: Landlord shall, at its expense, provide a heating, cooling and ventilating system (hereinafter referred to as the "HVAC System") sufficient to maintain the Premises in accordance with the standards and specifications identified in Exhibit "B". Landlord shall furnish Lessee with an electrical system having the minimum required capacity identified in Exhibit "B" and Landlord shall also furnish hot and cold water and sewer for normal office needs. Landlord shall install, at its expense an electric meter to the demises Premises. Lessee shall clean the Premises at its expense and shall pay for all electricity, gas, sewer charges and water consumed by Lessee on the Premises, such payments to be made directly to suppliers thereof.

          (b) Other Services: Landlord will provide the following services to the Premises and Building: fire monitoring, window cleaning, landscaping and landscape maintenance and maintenance to the common areas described in Paragraph 11. The cost of those services shall be included in Paragraph 8 hereof


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


     8. OPERATION AND MAINTENANCE COSTS AND ADDITIONAL RENT:

          (a) The costs and expenses of the operation and maintenance of the Building (hereinafter referred to as "Operation and Maintenance Costs") shall include, without limitation, the direct and actual cost and expense to Landlord of the following items:

               (1) All wages, salaries and fees of all employees and agents directly engaged in the management, operation, repair, replacement, maintenance and security of the Building, including taxes, insurance and all other employee benefits relating thereto;

               (2) All common utilities to the Building including, but not limited to, water and sewer, electric and irrigation sprinkler use;

               (3) All supplies and materials used in the management, leasing, operation, repair, replacement, maintenance and security of the Building;

               (4)  All   maintenance   and  service   agreements  on  equipment
          including, without limitation, HVAC, alarm service and window cleaning for the Building;

               (5) All fire (with all risk coverage) and other casualty and public liability insurance for the Building and Landlord's personal property and fixtures used in connection therewith;

               (6) All "real estate taxes" which, for the purposes of this Article, shall mean all real property taxes and personal property taxes, charges and assessments which are levied, assessed upon or imposed by any governmental authority during any calendar year of the term hereof with respect to the Building and the land on which the Building is located and any improvements, including, but not limited to the GSD Assessment, fixtures and equipment and all other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and any tax which shall be levied or assessed in addition to or in lieu of such real or personal property taxes and any license fees, tax measured by or imposed upon rents, or other tax or charge upon Landlord's business of leasing the Building. All such real estate taxes shall be allocated based on the maximum discount amount. In the event that the tax statement from the taxing authority does not allocate assessments with respect to the Building and assessments relating to any other improvements located upon the land upon which the Building is situated, Landlord shall make a reasonable determination of the proper allocation of such assessment based, to the extent possible, upon records of the assessor. Landlord shall have the right to institute a tax appeal on behalf of all


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


          lessees of the Building, the cost of said appeal shall be borne pro-rata by Lessee;

               (7) All repairs, replacements and general maintenance of the Building, including, but not limited to, HVAC equipment, roof maintenance and the upkeep of the lawn, grounds, shrubbery and landscaping, along with paving maintenance;

               (8)  All  service  or  maintenance   contracts  with  independent
          contractors for the operation, repair, replacement, maintenance or security of the Building;

               (9) All other costs and expenses necessarily and reasonably incurred by Landlord in the proper operation and maintenance of the Building, provided, however, that the following shall be excluded from the term "Operation and Maintenance Costs" (i) expenses for any capital improvements made to Land or Building, except those capital expenses for improvements which result in savings of labor or other costs or which may be required by governmental authority shall be included and the cost of such improvements amortized over the useful life of the improvements; (ii) expenses for repairs or other work occasioned by fire, wind storm or other insured casualty; (iii) expenses incurred in leasing or procuring new lessees (e.g. for lease commissions, advertising expenses and expenses of renovating space for new lessees); (iv) legal expenses in enforcing the term of any lease;
          (v) interest or  amortization  payments on any mortgage or  mortgages;
          (vi) depreciation; and (vii) Landlord's administrative expense and amounts chargeable to other lessees.

          (b) During each calendar year or portion thereof included in the original term of this Lease and any renewal thereof, Lessee shall pay Landlord as additional rent, Lessee's percentage of all Operation and Maintenance Costs. "Percentages" shall be defined as the ratio that the gross square feet of the Premises bears to the gross square feet of the rentable area in the Building, which "percentage" is agreed to be 10% (3,200/29,340). It is understood that Landlord shall cause such services described in Paragraph 8(a) above to be performed for the Building and that Landlord shall receive bills from such employees and contractors for work specifically performed on the Building, which bills shall represent a proper allocation of any work done for the Building as compared with other work that such employees or contractors may perform for any properties owned by Landlord in the areas adjacent to and surrounding the Building. Lessee shall have the right to review all such bills and calculations of Landlord as to any allocations thereof Nothing herein shall be construed to require Lessee to pay expenses incurred for repair and/or replacement of items warranted by Landlord in this Lease.

          (c) During December of each calendar year, or as soon thereafter as practicable, Landlord shall give Lessee written notice of its estimate of any amounts payable under Subparagraph 8(b) above for the ensuing calendar year on or before the first day of each month during the calendar year, Lessee shall pay to Landlord one-twelfth (1/12) of such estimated amounts, provided that if such notice is not given in December, Lessee shall continue to pay on the basis of the then applicable rental until the month after such notice is given. If any time or times it appears to Landlord that the amounts payable under Subparagraph 8(b) above for the current calendar year will vary from its estimate by more than five percent (5%), Landlord shall, by notice to Lessee, revise its estimate for such year, and subsequent payments by Lessee for such year will be based upon such revised estimate.

          (d) Within ninety (90) days after the close of each calendar year, or as soon after such ninety (90) day period as practicable, Landlord shall deliver to Lessee a statement of the adjustments to be made pursuant to Subparagraph 8(b) above. If, on the basis of such statement, Lessee owes an amount that is less than the estimated payments for such calendar years previously made by Lessee, Landlord shall refund such excess to Lessee within thirty (30) days. If on the basis of such statement, Lessee owes an amount that is more than the estimated payments for such calendar year previously made by Lessee, Lessee shall pay the deficiency to Landlord within thirty (30) days after delivery of statement. In no event, however, shall the monthly rent paid by Lessee be less than the Minimum Rent set forth in Paragraph 5 hereof Lessee shall have the right to review all documentation substantiating any increases including, but not limited to, real estate tax bills, insurance bills and common utility charges.

          (e) The additional rent due under the terms and conditions of this Paragraph shall, except as provided for by law, be payable by Lessee without any setoff or deduction and shall be prorated as aforesaid during the first and last calendar years of the Lease term or any renewal thereof

          (f) In the event Landlord constructs additional improvements at the Building which increases the assessment or gross square footage during the term of this Lease, Lessee's percentage of Operation and Maintenance Costs shall be equitably adjusted.

          (g) Notwithstanding anything in the above to the contrary, annual increases in Operation and Maintenance Costs shall be limited to 5%. Landlord's failure to increase the Operation and Maintenance Costs for one
     (1) year shall not be deemed to be a waiver of its rights to said increase. All rights shall be cumulative, for example: if Landlord does not increase Operation and Maintenance Costs in year two, they will have the right to increase the Operation and Maintenance Costs by 10% in year three.

     9. LATE PAYMENT: In the event that the Minimum Rent and Operation and Maintenance Costs shall not be paid when due or any payments required to be paid by Lessee under the provisions hereof are not paid within ten (10) days after notice from Landlord, Lessee shall, upon demand, pay a late charge to Landlord in the amount of six percent (6%) of the overdue amount and such late charge shall be deemed "rent" for all purposes under this Lease.

     10. USE OF PREMISES:

          (a) LESSEE MAY NOT UTILIZE OR STORE ANY HAZARDOUS MATERIALS ON THE PREMISES, unless, prior to the commencement of this Lease, Lessee presents to Landlord a notarized affidavit stating Lessee's SIC number together with a detailed list of all hazardous materials to be used or stored on the Premises and, provided further, that Lessee is not in violation of Paragraph 20(a) and/or 20(b). Lessee shall use and occupy the Premises for general office space. Lessee represents and warrants that Lessee's SIC (Standard Industrial Classification) number is . as designated in the Standard Classification Manual prepared by the Office of Management and Budget. Lessee shall not use or occupy the Premises for any other purpose or business without prior written consent of the Landlord.

          (b) HAZARDOUS MATERIALS: The term "Hazardous Materials", as used in this Lease, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCBS), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminates, hazardous wastes, toxic substances or related materials, petroleum and petroleum products and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

               I. Lessee Restorations: Lessee shall not cause or permit to occur: (a) any violation of any federal, state or local law, ordinance or regulation now or hereafter enacted, related to environmental conditions on, under or about the Premises or arising from Lessee's use or occupancy of the Premises, including, but not limited to, soil and ground water conditions; or (b) the use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Material without Landlord's prior written consent, which consent may be withdrawn, conditioned or modified by Landlord in its sole and absolute discretion in order to insure compliance with all applicable Laws (hereinafter defined), as such Laws may be enacted or amended from time to time.

               II. Environmental Cleanup: (a) Lessee shall, at Lessee's own expense, comply with all laws regulating the use, generation, storage, transportation or disposal of Hazardous Materials (the "Law"); (b)
          Lessee shall, at Lessee's own expense, make all submissions to, provide all information required by and comply with all requirements of all governmental authorities (the "Authorities") under the Laws;
          (c) should any Authority or any third party demand a cleanup plan be prepared or undertaken because of any deposit, spill, discharge or other release of Hazardous Materials that occurs during the term of this Lease and which are caused by Lessee, its employees, agents or invitees, at or from the Premises or which arises at any time from Lessee's actions or inactions, Lessee shall at Lessee's own expense, prepare and submit the required plans and all related bonds and other financial assurances and Lessee shall carry out all such cleanup plans; (d) Lessee shall promptly provide all information regarding the use, generation, storage, transportation or disposal of Hazardous Materials required by Landlord. If Lessee fails to fulfill any duty imposed under this Paragraph 10(b) within thirty (30) days following its request, Landlord may proceed with such efforts and in such case, Lessee shall cooperate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to determine the applicability of the Laws to the Premises and Lessee's use thereof and for compliance therewith, and Lessee shall execute all documents promptly upon Landlord's request and any expenses incurred by Landlord shall be payable by Lessee as Additional Rent. No such action by Landlord and no attempt made by Landlord to mitigate damages under any Law shall constitute a waiver of any Lessee's obligations under this Paragraph 10(b); and (e) Lessee's obligations and liabilities under Paragraph 10(b) shall survive the expiration of this Lease,

               III. Notwithstanding the above, Lessee shall not be responsible for any deposit, spill, discharge or other release of Hazardous Material caused by a third party that is not an employee, agent or invitee of Lessee.

     11. COMMON AREAS: All parking areas, driveways, alleys, public corridors, fire escapes and other areas, facilities and improvements provided by Landlord for the general use in common of Lessee and other lessees, their employees, agents, invitees and licensees, shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such areas, facilities and improvements. Landlord warrants that adequate parking and unimpeded access to the Building and Premises will be maintained during the lease term.

     12. SIGNS: Lessee shall not display, inscribe, print, paint, maintain or affix on any place in or about the Premises or the Property any sign, notice, legend, direction, figure or advertisement, except on the doors of the Premises and Building Directory and then only such name(s) and matter and in such color, size, style, place and materials as shall first have been approved in writing by Landlord, such approval not to be unreasonably withheld. Landlord agrees that all lessees in the Building shall be subject to the same restrictions.

     13. ALTERATIONS AND IMPROVEMENTS, REMOVAL:

          (a) Lessee shall not make any major alterations, improvements or additions to the Premises or attach any fixtures or equipment thereto without the Landlord's prior written consent, which approval shall not be unreasonably withheld. All alterations, interior decorations, improvements or additions made to the Premises or the attachment of any fixtures or equipment thereto shall be performed at Lessee's sole cost and expense by Landlord or, at Landlord's sole option, by Lessee. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this Lease, shall remain upon the Premises at the expiration or sooner termination of this Lease and become the property of Landlord, unless Landlord shall, prior to the termination of this Lease, have given written notice to Lessee to remove the same. In the event that Landlord requests such removal and Lessee fails to remove same and repair any damage caused thereby on or before said expiration date, Lessee agrees to reimburse and pay Landlord for the cost of removing same and repairing any damage to the Premises caused by said removal, except for damage caused by negligence of Landlord, or its agents, workmen or employees.

          (b) In doing any such work of installation, removal, alteration or relocation, Lessee shall use due care to cause as little damage or injury as possible to the Premises or the Building and to repair all damage or injury that may occur to the Premises or the Building in connection with such work. Lessee agrees in doing any such work in or about the Premises to use its best efforts to engage only such labor as will not conflict with or cause strikes or other labor disturbances among the building service employees of the Landlord. Any contractors employed by Lessee for such installations shall carry workman's compensation insurance, public liability insurance and property damage insurance in amounts, form and content and with companies satisfactory to Landlord. Prior to the commencement by Lessee of any work as set forth in this Paragraph, Lessee must obtain, at its sole cost and expense, all necessary permits, authorizations and licenses required by the various government authorities having Jurisdiction over the Premises.

     14. MECHANIC'S LIEN: Lessee shall agree not to allow any Mechanic's Lien to be filed against the Premises for any construction of other work on or about the Premises performed or to be performed at Lessee's request. Notwithstanding the foregoing, if any mechanic's or other lien shall be filed against the Premises or the Building purporting to be for labor or materials furnished or to be furnished at the request of Lessee, then Lessee shall, at its own expense, cause such lien to be discharged or stayed of record by payment, bond or otherwise, within thirty (30) days after filing thereof. If Lessee shall fail to commence actions to cause such lien to be discharged or stayed by payment, bond or otherwise within thirty (30) days after filing thereof. Lessee shall indemnify and hold Landlord harmless against any and all claims, costs, damages, liabilities and expenses (including attorney's fees) which may be brought or imposed against or incurred by Landlord by reason of any such lien or its discharge.

     15. CONDITION OF PREMISES: Lessee acknowledges and agrees that, except as expressly set forth in this Lease, there have been no representations or warranties made by or on behalf of Landlord with respect to the Premises or the Building. Landlord warrants that: (i) it is the fee simple owner of the Premises and has the full right and authority to enter into this Lease; and (ii) existing locaL state and federal laws, statutes, ordinances and regulations permit Lessee to use the Premises for the intended uses. The taking of possession of the Premises by Lessee shall conclusively establish that the Premises and the Building were at such time in satisfactory condition, order and repair, subject to any Punch List Items to be provided to Landlord by Lessee in writing within ten (10) days of taking possession.

     16. ASSIGNMENT AND SUBLETTING:

          (a) Subject to the terms of this Paragraph, Lessee shall have the right to assign or hypothecate this Lease. A corporate Lessee may, without consent of the Landlord, assign this Lease to its parent subsidiary or purchaser of substantially all of Lessee's assets, provided that the assignee assumes, in full, the obligations under this Lease.

          (b) If, at any time or from time to time during the term of this Lease, Lessee desires to assign the Lease or to sublet all or part of the Premises, Lessee shall give notice to Landlord of such intent. Landlord shall have the option, exercisable by notice given to Lessee within twenty
     (20) days after receipt of Lessee's notice, of re-acquiring the portion of the Premises proposed to be assigned or sublet and terminating the Lease with respect thereto. If the Landlord does not exercise such option, Lessee shall, upon obtaining written consent of Landlord, which consent shall not be unreasonably withheld, be free to assign the Lease or sublet such space to a third party subject to the following conditions:

               (1) In Landlord's sole option, the Sublessee or Assignee is financially responsible and that the use of the demised Premises by Sublessee or Assignee is the same or similar to that of the Lessee;

               (2) Landlord may exercise its option set forth above at any time prior to the execution of a sublease agreement to which Landlord has given its consent in writing;

               (3) No sublease shall be valid and no Sublessee shall take possession of the premises subleased until an executed counterpart of such sublease has been delivered to Landlord;

               (4) No Sublessee shall have a night to further sublet, and

               (5) Any sums or other economic consideration received by Lessee as a result of such subletting (except rental or other payments received which are attributable to the amortization of the cost of leasehold improvements, other than building standard lessee improvements made to the sublet portion of the Premises by Lessee for Sublessee), whether denominated rentals under the Sublease or otherwise, which exceed in the aggregate the total sums which Lessee is obligated to pay Landlord under this Lease (pro-rated to reflect obligations allocable to that portion of the Premises subject to such sublease) shall be divided equally with Landlord as additional rent under this Lease without affecting or reducing any other obligation of Lessee hereunder.

          (c) Regardless of Landlord's consent, no subletting or assignment shall release Lessee of Lessee's obligations or alter the primary liability of Lessee to pay the rental and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof In the event of default by any assignee of Lessee or any successor of Lessee in the performance of any of the terms hereof, Landlord may proceed directly against Lessee without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignment or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee provided that Landlord notifies Lessee or any successor of Lessee and obtains its or their consents thereto, and such action shall not relieve Lessee of liability under this Lease.

     17. ACCESS TO PREMISES: Landlord, its employees and agents shall have the right, upon receipt of written approval from Lessee to enter the Premises at any time in case of an emergency for the purpose of examining or inspecting the same, showing the same to mortgagees or lessees of the Building, as Landlord may deem necessary or desirable, provided, however, Landlord shall proceed in a manner to minimize the disruption of Lessee's business.

     18. REPAIRS:

          (a) Landlord shall keep the exterior, foundations, structure, roof, all common areas (including parking and driveway), HVAC, plumbing and electrical systems located on the exterior of the building in good order and repair, subject to the reimbursement as Operation and Maintenance Costs pursuant to Paragraph 8, provided, however, that Lessee shall maintain the plumbing, heating, air conditioning and electrical systems which are physically located within the confines of the Premises, provided that the systems are properly installed and operating at the time of possession by Lessee. Lessee shall replace/repair all broken glass, door windows, that is caused by Lessee, its employees, agents or invitees.

          (b) Except as Landlord is obligated for repairs as provided hereinabove, Lessee shall make, at its sole cost and expense, all repairs necessary to maintain the Premises and shall keep the Premises and the fixtures therein in neat and orderly condition. If Lessee refuses or neglects to make such repairs or fails to diligently prosecute the same to completion after written notice from Landlord of the need therefor, Landlord may make such repairs at the expense of Lessee and such expense, along with a ten percent (10%) service charge, shall be collectible as additional rent.

          (c) Except as results from the negligent acts or omissions of Landlord, Landlord shall not be liable by reason of any injury to or interference with Lessee's business arising from the making of any repairs, alterations, additions or improvements to the Premises or Building or to any appurtenances or equipment therein. Landlord shall interfere as little as reasonably practicable with the conduct of Lessee's business. There shall be no abatement of rent because of such repairs, alterations, additions or improvements.

          (d) In the event of an emergency, Landlord may enter the Premises to make any and all repairs necessary to preserve and protect the Premises, and the costs and expense of such repairs shall be paid as provided in this Lease.

     19. INDEMNIFICATION AND LIABILITY INSURANCE:

          (a) Except for the negligence or intentional acts of Landlord, Lessee shall indemnify, hold harmless and defend Landlord from and against any and all costs, expenses (including reasonable counsel fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind connected with, and Landlord shall not be liable to Lessee on account of (i) any failure by Lessee to perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Lessee;
     (ii) any failure by Lessee to comply with any statutes, ordinances, regulations or orders of any governmental authority; or (111) any accident, death, or personal injury or damage to or losses or theft of property which shall occur in or about the Premises occasioned wholly or in part by reason of any act or omission of Lessee, its agents, contractors or employees.

          (b) During the term of this Lease or any renewal thereof, Lessee shall obtain and promptly pay all premiums for general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises, with minimum limits of $1,000,000.00 on account of bodily injuries to or death of one person and $1,000,000.00 on account of bodily injuries to or death of more than one person as a result of any one accident or disaster, and $100,000.00 on account of damage to property (or in an amount of not less than $1,000,000.00 combined single limit for bodily injury and property damage), and all such policies and renewals thereof shall name the Landlord as additional insured. All policies of insurance shall provide that: (i) no material change or cancellation of said policies shall be made without ten (10) days prior written notice to Landlord and Lessee; (ii) any loss shall be payable notwithstanding any intentional act or negligence of Lessee or Landlord which might otherwise result in the forfeiture of said insurance; and (iii) the insurance company issuing the same shall have no right of subrogation against Landlord, their agents, servants and/or employees. On or before the Commencement Date of the term of this Lease and thereafter, not less than fifteen (15) days prior to the expiration dates of said policy or policies, Lessee shall provide copies of policies or certificates of insurance evidencing coverage required by this Lease. All the insurance required under this Lease shall be issued by insurance companies authorized to do business in the State of Florida with a financial rating of at least an "A+" as rated in the most recent edition of Best's Insurance Reports and in business for the past five (5) years. The aforesaid insurance limits may be reasonably increased from time to time by Landlord.

          (c) Lessee and Landlord, respectively, hereby release each other from any and all liability or responsibility to the other for all claims or anyone claiming by, through or under it or them by way of subrogation or otherwise for any loss or damage to property covered by the Florida Standard Form of Fire Insurance Policy with extended coverage endorsement, whether or not such insurance is maintained by the other party.

          (d) Landlord agrees to maintain adequate fire and extended coverage including liability insurance on the Building during the term of this Lease and said policy shall provide that the insurance company issuing the same shall have no fight of subrogation against Lessee. In the event that Landlord's insurance premium is increased as a result of providing this coverage, Lessee shall be responsible to pay the additional premium.

          (e) Except if caused by Landlord, its employees, agents or invitees and to the extent permitted by law, Lessee shall indemnify Landlord and save it harmless and, at Landlord's option, defend it from and against any and all claims, actions, damages, liabilities and expenses, including attorney's and other professional fees, in connection with loss of life, personal injury and/or damage to property arising from or out of the occupancy or use by Lessee of the Premises or any part thereof or any other part of the Building, occasioned wholly or in part by any act or omission of Lessee, its officers, agents, employees, invitees or licensees.

          (f) Except if caused by Landlord, its employees, agents or invitees or failure of Landlord to diligently proceed to correct cause, Lessee agrees that there shall be no rent abatement if Lessee is unable to use the Premises for any reason whatsoever, including the lack of utilities and/or damage to the Premises. Lessee agrees to purchase and maintain adequate insurance, including business interruption insurance to cover all such occurrences and the insurance company agrees to waive any rights of subrogation against Landlord, their agents, servants and/or employees.

     20. NEGATIVE COVENANTS OF LESSEE:

          (a) Lessee agrees that it will not do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the Premises or Building, shall become void or suspended or whereby the same shall be rated as a more hazardous risk than at the date when Lessee receives possession hereunder. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Lessee agrees to pay to Landlord, as additional rent, any and all increases in premiums on insurance carried by Landlord on the Premises or any part thereof, or on the Building of which the Premises may be a part, caused in any way by the occupancy of Lessee.

          (b) Lessee will not store or discharge any toxic, radioactive or other hazardous substances or wastes on or adjacent to the Premises or utilize the Premises or any adjacent lands for the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of any such substances or wastes in violation of ISRA or any other laws, rules, regulations or procedures of any federal or state environmental regulatory body or agency.

     21. FIRE OR OTHER CASUALTY:

          (a) If the Premises are damaged by fire or other casualty, the damages shall be repaired by and at the expense of Landlord to at least as good condition as that which existed immediately prior to such damage. Landlord agrees to repair such damage within a reasonable period of time after receipt from Lessee of written notice of such damage, subject to any delays caused by acts of God, labor strikes or other events beyond Landlord's control. Unless caused by Lessee, its agents, employees or invitees, Minimum Rent shall abate for the period of time in excess of thirty (30) days that Lessee is unable to use the Premises. Landlord shall not be liable for any inconvenience or annoyance to Lessee or injury to the business of Lessee in any way from such damage or the repair thereof Lessee acknowledges notice that: (i) Landlord shall not obtain insurance of any kind on Lessee's furniture or furnishings, equipment, fixtures, alterations, improvements and additions; (ii) it is Lessee's obligation to obtain such insurance at Lessee's sole cost and expense; and (iii) Landlord shall not be obligated to repair any damage thereto or replace the same.

          (b) If the Premises, in the reasonable opinion of Landlord, are: (i) rendered substantially untenantable by reason of such fire or other casualty; or (ii) twenty percent (20%) or more of the Premises is damaged by said fire or other casualty and less than six (6) months would remain in the Lease term or any renewal thereof upon completion of the repairs or reconstruction, Landlord shall have the right, to be exercised by notice in writing delivered to Lessee within thirty (30) days from and after said occurrence, to elect not to reconstruct the Premises, and in such event this Lease and the tenancy hereby created shall cease as of the date of said occurrence, the rent to be adjusted as of said date.

          (c) If more than fifty percent (50%) of the Building shall be substantially damaged by fire or other casualty, regardless of whether or not the Premises were damaged by such occurrence, Landlord shall have the right, to be exercised by notice in writing delivered to Lessee within thirty (30) days from and after said occurrence, to terminate this Lease, and in such event this Lease and the tenancy hereby created shall cease as of the date of said termination, unless terminated as of the date of said occurrence in accordance with Paragraph 21 (b) hereof, the rent to be adjusted as of the date of such termination.

          (d) If the Premises are substantially damaged in that Landlord is unable to restore the Premises for Lessee's occupancy within 180 days, Lessee shall have the option, to be exercised by notice in writing delivered to Landlord within thirty (30) days after said occurrence, to elect to terminate this Lease, and in such event this Lease and the tenancy hereby created shall cease as of the date of said termination.

     22. SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT: This Lease is subject and subordinate to any first mortgages now or thereafter affecting or covering the Premises and all or any part of the Building. Notwithstanding the aforesaid subordination, in the event of the foreclosure of any such mortgage; (a) this Lease shall not terminate; and
(b) the peaceful  possession  of Lessee shall not be  disturbed,  provided  that
Lessee is not in default under any of the terms and conditions of this Lease. Lessee agrees to attorn to and to recognize the mortgagee or the purchaser at foreclosure sale as Lessee's landlord for the balance of the term of this Lease. Lessee hereby agrees, however, that such mortgagee or the purchaser at foreclosure sale shall not be: (i) liable for any act or omission of Landlord;
(ii) subject to any offsets or defenses which Lessee might have against Landlord; (iii) bound by any rent or additional rent which Lessee may have paid to Landlord for more than the current month; or (iv) bound by any amendment or modification of this Lease made without its consent. The aforesaid subordination, non-disturbance and attornment provisions shall be self-operative, however, Lessee agrees to promptly execute any other agreement submitted by Landlord in confirmation or acknowledgment of same.

     23. CONDEMNATION:

          (a) If the whole of the Premises shall be condemned or taken either permanently or temporarily for any public or quasi-public use or purpose under any statute or by right of eminent domain or by private purchase in lieu thereof, then, in that event, the term of this Lease shall cease and terminate from the date when possession is taken thereunder pursuant to such proceeding or purchase. The rent shall be adjusted as of the time of such termination and any rent paid for a period thereafter shall be refunded. In the event only a portion of the Premises or a portion of the Building containing same shall be so taken (even though the Premises may not have been affected by the taking of some other portion of the Building containing same), Landlord may elect to terminate this Lease from the date when possession is taken thereunder pursuant to such proceeding or purchase or Landlord may elect to repair and restore, at its own expense, the portion not taken, and thereafter rent shall be reduced proportionately to the portion of the Premises taken.

          (b) In the event of any total or partial taking of the Premises or the Building, Landlord shall be entitled to receive the entire award in any such proceeding, and Lessee hereby assigns any and all right, title and interest of Lessee now or hereafter arising in or to any such award or any part thereof and hereby waives all rights against Landlord and the condemning authority, except that Lessee shall have the right to claim and prove in any such proceeding and to receive any award which may be made to Lessee, if any, specifically for damages for loss of good will, movable trade fixtures, equipment and moving expenses.

          (c) To the extent that the provisions (a) and (b) conflict with Florida law, Florida law will apply.

     24. ESTOPPEL CERTIFICATE: Lessee shall, at any time and from time to time within ten (10) days after written request by Landlord, deliver to Landlord a statement in writing duly executed by Lessee, certifying: (i) that this Lease is in full force and effect without modification or amendment (or, if there have been any modifications or amendments, that this Lease is in full force and effect as modified as amended and setting forth the modifications and amendments); (ii) the dates to which annual basic rental and additional rent have been paid; and (iii) that to the knowledge of Lessee, no default exists under this Lease or specifying each such default; it being the intention and agreement of Landlord and Lessee that any such statement by Lessee may be relied upon a prospective purchaser or a prospective or current mortgagee of the Building or by others in any matter affecting the Premises.

     25. DEFAULT: The occurrence of any of the following shall constitute a material default and breach of this Lease by Lessee:

          (a) A failure by Lessee to pay, when due, any installment of rent hereunder or any such other sum herein required to be paid by Lessee where such failure continues for ten (10) days after written notice thereof from Landlord to Lessee;

          (b) A failure by Lessee to observe and perform any other provisions or covenants of this Lease to be observed or performed by Lessee, where such failure continues for thirty (30) days after written notice thereof from Landlord to Lessee, provided, however, that if the nature of the default is such that the same cannot reasonably be cured within such thirty (30) day period, commence such cure and thereafter diligently prosecute the same to completion;

          (c) The filing of a petition by or against Lessee for adjudication as a bankrupt or insolvent or for its reorganization or for the appointment pursuant to any locaL state or federal bankruptcy or insolvency law of a receiver or trustee of Lessee's property; or an assignment by Lessee for the benefit of creditors; or the taking possession of the property of Lessee by any local, state or federal possession of the property of Lessee by any local, state or federal governmental officer or agency or court-appointed official for the dissolution or liquidation of Lessee or for the operating, either temporarily or permanently, of Lessee's business, provided, however, that if any such action is commenced against Lessee, the same shall not constitute a default if Lessee causes the same to be dismissed within sixty (60) days after the filing of same,

     26. REMEDIES: Upon the occurrence of any such event of default as set forth above, Landlord shall notify Lessee in writing which shall include a specific description of the default, a reference to the specific provision of the Lease and shall be provided a reasonable time within which the Lessee can cure a default. In the event Lessee falls to cure, Landlord may;

          (a) Landlord may cure for the account of Lessee any such default of Lessee and immediately recover as additional rent any expenditures made, including reasonable attorney's fees and costs of suit and the amount of any obligations incurred in connection therewith, plus interest at prime plus two percent (2%) per annum from the date of any such expenditure,

          (b) Subject to Landlord's obligation to mitigate its damages, Landlord may accelerate all rent and additional rent due for the balance of the term of this Lease and declare the same to be immediately due and payable;

          (c) Subject to Landlord's obligation to mitigate its damages, in determining the amount of any future payment due to Landlord on account of increase in Operation and Maintenance Costs, Landlord may make such determination based upon the amount of Operation and Maintenance Costs for the Premises that are subject to this Lease for the full year immediately prior to such default. If the Premises had Operation and Maintenance Costs for less than one (1) full year prior to default, Landlord may make such determination based upon the average monthly Operation and Maintenance Costs for the less than one (1) year period;

          (d) Landlord, at its option, may serve notice upon Lessee that this Lease and the then unexpired term hereof shall cease and expire and become absolutely void on the date specified in such notice, without any right on the part of Lessee to save the forfeiture by payment of any sum and, thereupon and at the expiration of the time limit of such notice, this Lease and the term hereof granted, as well as the fight, title and interest of Lessee hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Lessee's liability) as if the date fixed in such notice were the date herein established for expiration of the term of the Lease. Thereupon, Lessee shall immediately quit and surrender to Landlord the Premises, and Landlord may enter into and repossess the Premises by summary proceedings, detainer, ejectment or otherwise, and remove all occupants thereof and property therein, at Landlord's option, without being liable to indictment, prosecution or liability and obligations under this Lease, whether or not the Premises shall relet; except as otherwise provided by law;

          (e) Landlord may, at any time after the occurrence of any event of default, re-enter and repossess the Premises and any part thereof and any attempt in its own name, as agent for Lessee if the Lease not be terminated or on its own behalf if the Lease be terminated, to relet all or any part of such Premises for and upon such terms and to such person, firms or corporations and for such period or periods as Landlord, in its sole discretion, shall determine, including the term beyond the termination of this Lease; and Landlord shall not be required to accept any lessee offered by Lessee or observe any instruction given by Lessee about such re-letting. Landlord must use its best efforts to mitigate damages in connection with any re-letting. For the purpose of such re-letting, Landlord may decorate or make repairs, changes, alterations or additions in or to the Premises to the extent deemed desirable or convenient by Landlord; and the cost of such decoration, repairs, changes, alterations or additions shall be charged to and be payable by Lessee as additional rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord; and any sums collected by Landlord from any new lessee obtained on account of Lessee shall be credited against the balance of rent due hereunder as aforesaid. Lessee shall pay to Landlord monthly on the days when the rent would have been payable under this Lease, the amount due hereunder, less the amount obtained by Landlord from such new lessee;

          (f) Landlord shall have the right of injunction, in the event of a breach or threatened breach by Lessee of any of the agreements, conditions, covenants or terms hereof to restrain the same and the fight to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided. The fights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies and any one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others;

          (g) In an action by Landlord to collect unpaid amounts owed by Lessee (whether accelerated or otherwise) or any action brought against Landlord by Lessee, the prevailing party shall be entitled to receive reasonable attorney's fees and costs.

     27. REQUIREMENTS OF STRICT PERFORMANCE: Except as otherwise provided by law, the failure or delay on the part of either party to enforce or exercise at any time any of the provisions, fights or remedies in this Lease shall in no way be construed to be a waiver thereof, nor in any way affect the validity of this Lease or any part hereof, or the right of the party to thereafter enforce each and every such provision, right or remedy. No waiver of any breach of this Lease shall be held to be a waiver of any other or subsequent breach. The receipt by Landlord of rent at a time when the rent is in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than the rent due shall not be construed to be other than a payment on account of the rent then due, nor shall any statement of Lessee's check or any letter accompanying Lessee's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's fight to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or thing done by Landlord or Landlord's agents or employees during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

     28. SURRENDER OF PREMISES - HOLDING OVER:

          (a) Unless extended by renewal, this Lease shall terminate and Lessee shall deliver up and surrender possession of the Premises on the last day of the term hereof and Lessee waives the fight to any notice of termination of this Lease. Lessee shall provide Landlord with its forwarding address;

          (b) Lessee covenants that, upon the expiration or sooner termination of this Lease, unless extended by renewal, it shall deliver up and surrender possession of the Premises in the same condition as of the commencement of the Lease, reasonable wear and tear excepted, in which Lessee has agreed to keep the same during the continuance of this Lease and in accordance with the terms thereof,

          (c) Upon the failure of Lessee to surrender possession of the Premises upon the expiration or sooner termination of this Lease, unless extended by renewal, Lessee shall pay to Landlord, as liquidated damages, an amount equal to twice the rent and additional rent required to be paid under this Lease as applied to any period in which Lessee shall remain in possession after the expiration or sooner termination of this Lease.

     29. NOTICES: All notices, consents, requests, instructions, approvals and/or communications provided herein shall be validly given, made or served if in writing and delivered personally as proved by receipt signed by an authorized representative or receipt by an express mail company or delivery service signed by an authorized representative or by registered or certified mail, proved by an executed return receipt, postage paid, signed by an authorized representative addressed as follows:

          To Landlord:

                CAMBRIDGE MANAGEMENT ASSOCIATES
                840 N. Lenola Road - Unit I
                Moorestown, NJ 08057

          With a copy to:

                R. Scott Price, Esq.
                PRICE, PASSIDOMO & SIKET
                Gray Oaks Building 2640
                Golden Gate Parkway - Suite 315
                Naples, FL 33942

          To Lessee at:

                BE FIRST INTERNET CORPORATION
                12751 Westlinks Drive - Unit 3
                Ft. Myers, FL 33913

          With a copy to:

                Mr. Robert Brahms
                BE FIRST INTERNET CORPORATION
                121 W. 27th Street - Suite 903
                New York, NY 10001

     30. WARRANTIES OF LESSEE AND AGENT: Each party warrants to the other that they dealt and negotiated solely and only with the other party for the Lease and with no other broker, firm, company or person except CB Richard Ellis and ReMax Realty Group . Each party (for good and valuable consideration) shall indemnify and hold the other harmless from and against any and all claims, suits, proceedings, damages, obligations, liabilities, counsel fees, costs, losses, expenses, orders and judgments imposed upon, incurred by or asserted against the other party by reason of the falsity or error of its own aforesaid warranty. Landlord shall be solely responsible for all commissions due to CB Richard Ellis and ReMax Realty Group.

     31. FORCE MAJEURE: Landlord shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from so doing because of causes beyond Landlord's control, which shall include, without limitation, all labor disputes, inability to obtain any materials or services, civil commotion or acts of God.

     32. LANDLORD'S OBLIGATIONS: Landlord's obligations hereunder shall be binding upon Landlord only for a period of time that Landlord is in ownership of the Premises and, upon termination of that ownership, Lessee, except as to any obligations which have then matured, shall look solely to Landlord's successor in interest in the Premises for the satisfaction of each and every obligation of Landlord hereunder.

     33. LANDLORD'S LIABILITY:

          (a) Provided not caused by Landlord, its employees, agents or invitees or failure of Landlord to diligently proceed to correct cause, Landlord shall incur no liability to Lessee in the event that any utility becomes unavailable from any source of supply or for any other reason;

          (b) Lessee waives any rights of claim against Landlord on account of any loss or damage to Lessee's property, the Premises or its contents, including, but not limited to: (i) loss caused by the condition of the Premises or Building, the condition or operation of or defects in any equipment, machinery or utility systems located therein or the act or omission of any person or persons, except loss caused solely and directly by or due to the gross negligence or intentional acts of Landlord, its authorized employees or agents; (il) theft, mysterious disappearance or loss of any property of the Premises or Building; and (ill) any interference or disturbance by third parties, including, without limitation, other lessees;

          (c) Provided not caused by Landlord, its employees, agents or invitees or failure of Landlord to diligently proceed to correct cause, Landlord shall not be in default hereunder or liable for any damages directly or indirectly resulting from, nor shall the rent herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishings of any of the foregoing services; (ii) failure to furnish or delay in furnishing any such services; or (iii) the limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy serving the Premises or the Building;

          (d) Provided not caused by Landlord, its employees, agents or invitees or failure of Landlord to diligently proceed to correct cause, Landlord shall not be responsible or liable to Lessee, or to those claiming by, through or under Lessee, for any loss or damage which may be occasioned by or through the acts or omissions of persons occupying any other part of the Building, or for any loss or damage resulting to Lessee, or those claiming by, through or under Lessee, or its or their property, from the breaking, bursting, stoppage or leaking of electrical cable and wires, or water, gas, sewer or steam pipes. To the maximum extent permitted by law, Lessee agrees to use and occupy the Premises, and to use such other portions of the Building as Lessee is herein given the right to use, at Lessee's own risk.

     34. SUCCESSORS: The prospective rights and obligations provided in this Lease shall inure to the benefit of the parties hereto, their legal representatives, heirs, successors and assigns, provided, however, that no rights shall inure to the benefit of any successors of Lessee unless Landlord's written consent for the transfer to such successor has first been obtained as provided for in Paragraph 16 hereof

     35. GOVERNING LAWS: This Lease shall be construed, governed and enforced in accordance with the laws of the State of Florida.

     36. SEVERABILITY: If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

     37. CAPTIONS: Any headings preceding the text of several paragraphs and subparagraphs hereof are inserted solely for the convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction or effect.

     38. GENDER: As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular and the singular for the plural, where appropriate; and words of any gender shall mean to include any other gender.

     39. EXECUTION: This Lease shall become effective when it has been signed by a duly authorized officer or representative of each of the parties and delivered to the other party.

     40. EXHIBITS: Attached to this Lease and made a part hereof are Exhibits "A", "B" and "C".

     41. ENTIRE AGREEMENT: This Lease, including Exhibits and any Rider hereto, contains all the agreements, conditions, understanding, representations and warranties made between the parties hereto with respect to the subject matter hereof and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective in interest.

     42. CORPORATE AUTHORITY:

          (a) If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation and that this Lease is binding upon said corporation in accordance with its items.

          (b) The individual executing this Lease on behalf of this Partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said Partnership in accordance with the Partnership Agreement and that this Lease is binding upon said Partnership in accordance with its items.

     43. RULES AND REGULATIONS: Lessee and Lessee's visitors shall comply with the Rules and Regulations, with respect to the Real Property, which are set forth in Exhibit "C" annexed to this Lease and expressly made a part hereof Landlord shall have the right to make reasonable amendments thereto from time to time for the safety, care and cleanliness of the Real Property, the preservation of good order therein and the general convenience of all the lessees and Lessee shall comply with such amended Rules and Regulations, after twenty (20) days written notice from Landlord. All such amendments shall apply to all lessees in the Building and will not materially interfere with the use and enjoyment of the Premises by Lessee. No amendment to the rules and regulations shall contradict or limit the fights granted to the Lessee or reduce or waive the Landlord's duties to the Lessee. The Lease terms will always take precedence over any conflicting rules and regulations and amendments thereto.

     44. BUILDING AND COMMON AREA PROVISIONS: Landlord represents and warrants that the Premises, Building and Common Area currently comply with all applicable federal, state, county and other law and recorded covenants and restrictions and Landlord has the duty to assure that the Building and Common Area continue to comply with all applicable federal, state, county and other law and recorded covenants and restrictions, including the duty to comply with present and future ADA requirements.

     45. OPTION TO RENEW: Provided Lessee is not then in default hereunder, Lessee has the option to renew this Lease for a further period of five (5) years (hereinafter referred to as "First Option") commencing on October 1, 2002 and terminating on September 30, 2007. The minimum rent payable during the first year of such extended term shall be the total of a) $31,200.00 plus b) an amount computed by multiplying the percentage increase of CPI as provided by the Southeast Regional Office of the Bureau of Labor Statistics for All Items for South All Urban Consumers for March 1, 1999 over the same index for February 28, 2001, times the sum of $31,200.00. The aforesaid percentage increase shall be determined by first obtaining the difference, if any, between the former and latter indices, and then dividing such difference by the latter index. Such rental shall be payable in equal, consecutive monthly installments. In no event shall such minimum rent be less than $31,200.00. In the event the Consumer Price Index is discontinued, it is agreed that the index taking its place shall be used. The Minimum Rent shall be adjusted annually after the first year of the First Option by the CPI.

     The said option may be exercised to extend the term hereon one (1) time only. Except as expressly provided in this Clause, upon Lessee's exercise of this option, all of the terms and conditions of this Lease shall apply during the extended term.

     Lessee shall exercise this option by giving Landlord written notice of its intention to do so by certified mail, return receipt requested, on or before

     46. FIRST RIGHT OF REFUSAL FOR ADJACENT SPACE: Provided that Lessee is not in default of any of the terms of this Lease, Lessee shall have the first right of refusal to lease the adjacent space known as Unit 2 or Unit 4. Prior to entering into a Lease with a third party, Landlord will provide Lessee with written notice of its intent to lease the adjacent premises and Lessee shall have the option, to be exercised within ten (10) days of receipt of notice from Landlord, to lease the premises according to the same terms and conditions. In the event that

Lessee does not exercise this option within the ten (10) day period, this right of refusal shall expire and Landlord shall be free to enter into an agreement to lease the adjacent space to the third party.

     47. RIGHT OF SETOFF/LANDLORD DEFAULT: In the event that Landlord defaults on its obligations to maintain or make repairs to the Premises, where such default continues after thirty (30) days written notice, Lessee shall have the right to proceed to correct, repair or maintain and shall deduct the cost from the Minimum Rent due hereunder.

     48. RIGHT TO RELOCATE: Provided that Lessee is not in default of this Lease, Lessee shall have the night to terminate this Lease in the event that it enters into a separate agreement to lease larger space in another building owned by Landlord or its affiliates. The new Lease must be for a minimum of three (3) years.

     IN  WITNESS  WHEREOF,   the  parties  have  duly  executed  this  Lease  in
counterparts the day and year first above written.

WITNESS:                                    LANDLORD:

                                            /s/ John McGarvey
------------------------                    ---------------------------------
                                            John S. McGarvey,
                                            Managing Partner
                                            CAMBRIDGE MANAGEMENT ASSOCIATES

                                            Date:  7/6/99
                                                  ---------------------------

ATTEST:                                     LESSEE:


                                            /s/ Robert Brahms
------------------------                    ---------------------------------
                                            BE FIRST INTERNET CORP., Lessee
                                            By:  Robert Brahms
                                            Title: CEO

                                            Date:  6/30/99
                                                  ---------------------------